UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)  November 9, 2000


                             American River Holdings
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                   0-31525                68-0352144
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)         Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
--------------------------------------------------------        ----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code     (916) 565-6100



Page 1 of 46 Pages
The Index to Exhibits is on Page 6

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported, on October 25, 2000, American River Holdings (the "Registrant") consummated a certain Agreement and Plan of Reorganization and Merger dated March 1, 2000 (the "Plan of Reorganization") with North Coast Bank, National Association, a national banking association with its headquarters in Santa Rosa, California ("North Coast"), and ARH Interim National Bank, an interim national banking association formed at the direction of the Registrant to facilitate the business combination contemplated by the parties. Under the terms of the Plan of Reorganization, North Coast merged with and into ARH Interim National Bank effective at 5:00 p.m. on October 25, 2000.

         In accordance with the Plan of Reorganization, the former shareholders of North Coast will receive .9644 of a share of the common stock of the Registrant for each outstanding share of North Coast's common stock. On the closing date, there were approximately 504,789 shares of North Coast common stock issued and outstanding. In addition, directors and officers of North Coast who hold options for approximately 159,980 shares of North Coast common stock will receive substitute options for common stock of the Registrant, adjusted for the .9644 conversion ratio, granted pursuant to the Registrant's stock option plans.

         The resulting national banking association in the merger is continuing operations with the national bank charter number of North Coast and the name "North Coast Bank, N.A." as a wholly owned subsidiary of the Registrant. The Registrant now has two banking subsidiaries: American River Bank (headquartered in Sacramento, California) and North Coast Bank (headquartered in Santa Rosa, California) and a leasing company, First Source Capital (headquartered in Sacramento, California). On a pro forma basis as of September 30, 2000, the consolidated assets of the Registrant would be approximately $269 million with shareholders' equity of approximately $23 million.

         Upon closing the Plan of Reorganization on October 25, 2000, the Registrant appointed eleven persons to the Board of Directors of North Coast Bank, N.A. (the resulting national banking association), as contemplated by the terms of the Plan of Reorganization. Those persons are Leo J. Becnel, M. Edgar Deas, Michael P. Merrill, Kathy A. Pinkard, William A. Robotham, Herbert C. Steiner, Larry L. Wasem, Philip A. Wright and Robert A. Young (all of whom served as directors of North Coast prior to the closing) and David T. Taber and Dr. Roger J. Taylor (both of whom serve on the Registrant's Board of Directors).

         Also upon closing the Plan of Reorganization on October 25, 2000, M. Edgar Deas and Larry L. Wasem (both representing North Coast Bank, N.A.) were appointed to the Board of Directors of the Registrant (increasing the size of the Board of Directors to eleven members) and Kathy A Pinkard, President and Chief Executive Officer of North Coast Bank, became a member of the Executive Management Committee of the Registrant, all as contemplated by the terms of the Plan of Reorganization.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired

         North Coast Bank Financial Statements as of December 31, 1999 and 1998 and for each of the Three Years in the Period Ended December 31, 1999, and Independent Auditors' Report

         North Coast Bank Balance Sheet (unaudited) as of September 30, 2000

         North Coast Bank Statement of Operations (unaudited) for the nine months ended September 30, 2000 and 1999

     (b) Pro Forma Financial Information

         American River Holdings and North Coast Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of December 31, 1999

         American River Holdings and North Coast Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999

         American River Holdings and North Coast Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of September 30, 2000

         American River Holdings and North Coast Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000

     (c) Exhibits

         23.1  Consent of Perry-Smith LLP, independent auditor for North Coast
               Bank

         23.2 Consent of Richardson & Company, independent auditors for North Coast Bank

         99.19 North Coast Bank Financial Statements as of December 31, 1999 and 1998 and for each of the Three Years in the Period Ended December 31, 1999, and Independent Auditors' Report

         99.20 North Coast Bank Balance Sheet (unaudited) as of September 30,
               2000

         99.21 North Coast Bank Statement of Operations (unaudited) for the nine months ended September 30, 2000 and September 30, 1999

         99.22 American River Holdings and North Coast Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of December 31, 1999

         99.23 American River Holdings and North Coast Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999

         99.24 American River Holdings and North Coast Bank Pro Forma Condensed Combined Balance Sheet (unaudited) as of September 30, 2000

         99.25 American River Holdings and North Coast Bank Pro Forma Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000

PRO FORMA FINANCIAL INFORMATION

         Included as Exhibits 99.22, 99.23, 99.24 and 99.25 of this Current Report on Form 8-K are unaudited pro forma condensed combined financial statements. The Pro Forma Condensed Combined Balance Sheet (unaudited) as of December 31, 1999, and the Pro Forma Condensed Combined Balance Sheet (unaudited) as of September 30, 2000, combine the historical consolidated balance sheets of the Registrant and North Coast Bank, as if the Agreement and Plan of Reorganization and Merger had been effective on December 31, 1999, and September 30, 2000. The Pro Forma Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999, and the Pro Forma Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000, present the combined results of operations of the Registrant and North Coast Bank as if the Agreement and Plan of Reorganization and Merger had been effective at the beginning of each of such periods.

         The unaudited pro forma condensed combined financial information and accompanying notes reflect the application of the pooling of interests method of accounting for the combination. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of the Registrant and North Coast Bank are combined and reflected at their historical amounts.

         The pro forma combined figures shown in the unaudited pro forma condensed combined financial information are simply arithmetical combinations of the Registrant's and North Coast Bank's separate financial results; the reader should not assume that the Registrant and North Coast Bank would have achieved the pro forma combined results if they had actually been combined during the periods presented.

         The combined company expects to achieve merger benefits in the form of operating cost savings and revenue enhancements. The pro forma earnings, which do not reflect any direct costs or potential savings or revenue enhancements which are expected to result from the consolidation of the operations of the Registrant and North Coast Bank, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER HOLDINGS


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer

November 9, 2000

                                INDEX TO EXHIBITS


Exhibit No.    Description                                                Page
-----------    -----------                                                ----

23.1           Consent of Perry-Smith LLP, independent auditors for         7
               North Coast Bank

23.2           Consent of Richardson & Company, independent auditors        8
               for North Coast Bank

99.19          North Coast Bank Financial Statements as of December         9
               31, 1999 and 1998 and for each of the Three Years in the Period Ended December 31, 1999, and Independent Auditors' Report

99.20          North Coast Bank Balance Sheet (unaudited) as of            41
               September 30, 2000

99.21          North Coast Bank Statement of Operations (unaudited)        42
               for the nine months ended September 30, 2000 and 1999

99.22          American River Holdings and North Coast Bank Pro Forma      43
               Condensed Combined Balance Sheet (unaudited) as of
               December 31, 1999

99.23          American River Holdings and North Coast Bank Pro Forma      44
               Condensed Combined Statement of Operations (unaudited) for the year ended December 31, 1999

99.24          American River Holdings and North Coast Bank Pro Forma      45
               Condensed Combined Balance Sheet (unaudited) as of
               September 30, 2000

99.25          American River Holdings and North Coast Bank Pro Forma      46
               Condensed Combined Statement of Operations (unaudited) for the nine months ended September 30, 2000